UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2011

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d)   On Monday, February 28, 2011, Simmons First National Corporation Board of Directors approved the appointment of Sharon L. Gaber, Ph.D. as a director of the Company.  Committee appointments for Dr. Gaber have not been determined at this time.   Dr. Gaber has served as provost and vice chancellor for academic affairs at the University of Arkansas since May 1, 2009 where she also serves as a professor of Sociology.

(e)  The Board of Directors of the Company, upon recommendation of the NCCGC adopted the Simmons First National Corporation 2011 Employee Stock Purchase Plan on February 28, 2011 and directed that the Plan be submitted to the Company's shareholders for approval at its next annual shareholders' meeting to be held on April 19, 2011.  The Board allocated 60,000 shares of Company stock to the Plan.  The 2011 Plan is very similar to the Employee Stock Purchase Plan adopted by the Company in 2006 which will expire on December 31, 2011.  The 2011 Plan provides eligible employees with the opportunity to purchase Company stock in up to five 12 month offering periods at a price equal to 95% of the lesser of (i) the closing price of the Company's stock on the first day of the offering period or (ii) the closing price on the last day of the offering period.  Any employee who has been employed by the Company or its subsidiaries for an aggregate period of 24 months is eligible to participate.  Participating employees may contribute up to 3% of his or her compensation, but not more than $7,500 to the plan.   The NCCGC will administer the 2011 Plan. The NCCGC has the authority, subject to the terms of the Plan, to (i) adopt, alter, and repeal administrative rules and practices governing the Plan; (ii) interpret the terms and provisions of the Plan; and (iii) otherwise supervise the administration of the Plan. A copy of the plan is included as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1	Simmons First National Corporation 2011 Employee Stock Purchase Plan
99.1	Press Release of the Company dated March 2, 2011, announcing the appointment of Sharon Gaberas a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: March 3, 2011	/s/ Robert A. Fehlman
Robert A. Fehlman, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Simmons First National Corporation 2011 Employee Stock Purchase Plan

99.1	Press Release of the Company dated March 2, 2011, announcing the appointment of Sharon L. Gaber, Ph.D. as a director.